SELECTED SEGMENT INFORMATION FOR FISCAL YEARS 2023 AND 2024 (UNAUDITED)	Exhibit 99.1

	Three Months Ended				Fiscal Years Ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
	(In thousands)				(In thousands)
Revenues:
Communication services
Aviation services	$151,112	$224,049	$236,008	$253,665	$864,834	$346,950
Government satcom services	82,624	169,843	176,311	168,048	596,826	165,897
Maritime services	45,345	130,428	130,121	124,196	430,090	3,362
Fixed services and other services	214,692	246,442	229,929	215,699	906,762	919,440

Total services	493,773	770,762	772,369	761,608	2,798,512	1,435,649
Total products	66,487	75,795	102,489	98,257	343,028	269,126

Total communication services revenues	560,260	846,557	874,858	859,865	3,141,540	1,704,775

Defense and advanced technologies
Total services	49,646	52,924	53,097	50,415	206,082	166,383

Information security and cyber defense products	56,676	82,378	72,115	90,887	302,056	181,591
Space and mission systems products	72,387	92,306	65,182	79,378	309,253	259,286
Tactical networking products	37,384	42,445	57,676	64,589	202,094	179,099
Advanced technologies and other products	3,438	108,805	5,611	4,879	122,733	65,024

Total products	169,885	325,934	200,584	239,733	936,136	685,000

Total defense and advanced technologies revenues	219,531	378,858	253,681	290,148	1,142,218	851,383
Elimination of intersegment revenues	—	—	—	—	—	—

Total revenues	$779,791	$1,225,415	$1,128,539	$1,150,013	$4,283,758	$2,556,158

Independent research and development:
Communication services**	$19,804	$22,685	$28,758	$33,716	$104,963	$99,520
Defense and advanced technologies	9,200	10,744	12,970	12,776	45,690	29,403

Total independent research and development	$29,004	$33,429	$41,728	$46,492	$150,653	$128,923

Operating profits (losses):
Communication services	$(9,943)	$(831,186)	$36,049	$(11,974)	$(817,054)	$(189,402)
Defense and advanced technologies	(3,762)	107,893	11,752	38,530	154,413	63,257
Elimination of intersegment operating profits (losses)	—	—	—	—	—	—

Segment operating profit (loss) before corporate and amortization of acquired intangible assets	(13,705)	(723,293)	47,801	26,556	(662,641)	(126,145)
Corporate	—	—	—	—	—	—
Amortization of acquired intangible assets	(27,811)	(81,374)	(91,719)	(26,261)	(227,165)	(29,811)

Income (loss) from operations	$(41,516)	$(804,667)	$(43,918)	$295	$(889,806)	$(155,956)

**

The three months ended September 30, 2023, the three months ended December 31, 2023 and the fiscal year ended March 31, 2024 include $900.0 million, $5.5 million, and $905.5 million, respectively, of satellite impairment and related charges, net.

AN ITEMIZED RECONCILIATION BETWEEN SEGMENT OPERATING PROFIT (LOSS) FROM CONTINUING OPERATIONS BEFORE

CORPORATE AND AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS AND ADJUSTED EBITDA IS AS FOLLOWS:

(In thousands)

	Three months ended June 30, 2023			Three months ended September 30, 2023			Three months ended December 31, 2023			Three months ended March 31, 2024
	Communication Services	Defense and Advanced Technologies	Total	Communication Services	Defense and Advanced Technologies	Total	Communication Services	Defense and Advanced Technologies	Total	Communication Services	Defense and Advanced Technologies	Total
Segment operating profit (loss) before corporate and amortization of acquired intangible assets	$(9,943)	$(3,762)	$(13,705)	$(831,186)	$107,893	$(723,293)	$36,049	$11,752	$47,801	$(11,974)	$38,530	$26,556
Depreciation (1)	122,491	9,520	132,011	225,962	10,599	236,561	218,860	10,620	229,480	258,475	11,114	269,589
Stock-based compensation expense	13,524	8,228	21,752	13,510	8,208	21,718	14,252	7,947	22,199	11,376	6,586	17,962
Other amortization	12,292	2,465	14,757	12,719	3,111	15,830	12,414	3,013	15,427	13,293	3,411	16,704
Acquisition and transaction related expenses (2)	16,467	11,268	27,735	29,099	8,352	37,451	43,410	21,658	65,068	25,137	2,188	27,325
Satellite impairment and related charges, net	—	—	—	900,000	—	900,000	5,496	—	5,496	—	—	—
Equity in income (loss) of unconsolidated affiliates, net	831	—	831	(502)	—	(502)	2,689	—	2,689	3,957	—	3,957
Noncontrolling interest	(60)	(42)	(102)	(60)	(1,415)	(1,475)	(60)	(4,990)	(5,050)	(30)	(4,328)	(4,358)

Adjusted EBITDA from continuing operations	$155,602	$27,677	$183,279	$349,542	$136,748	$486,290	$333,110	$50,000	$383,110	$300,234	$57,501	$357,735

Adjusted EBITDA from discontinued operations (3)	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted EBITDA	$155,602	$27,677	$183,279	$349,542	$136,748	$486,290	$333,110	$50,000	$383,110	$300,234	$57,501	$357,735

	Twelve months ended March 31, 2024			Twelve months ended March 31, 2023
	Communication Services	Defense and Advanced Technologies	Total	Communication Services	Defense and Advanced Technologies	Total
Segment operating profit (loss) before corporate and amortization of acquired intangible assets	$(817,054)	$154,413	$(662,641)	$(189,402)	$63,257	$(126,145)
Depreciation (1)	825,788	41,853	867,641	350,954	52,701	403,655
Stock-based compensation expense	52,662	30,969	83,631	51,578	30,534	82,112
Other amortization	50,718	12,000	62,718	49,058	11,047	60,105
Acquisition and transaction related expenses (2)	114,113	43,466	157,579	53,285	33,011	86,296
Satellite impairment and related charges, net	905,496	—	905,496	—	—	—
Other income, net	—	—	—	—	1,098	1,098
Equity in income (loss) of unconsolidated affiliates, net	6,975	—	6,975	(66)	—	(66)
Noncontrolling interest	(210)	(10,775)	(10,985)	(240)	(5,702)	(5,942)

Adjusted EBITDA from continuing operations	$1,138,488	$271,926	$1,410,414	$315,167	$185,946	$501,113

Adjusted EBITDA from discontinued operations (3)	—	—	—	—	82,057	82,057

Adjusted EBITDA	$1,138,488	$271,926	$1,410,414	$315,167	$268,003	$583,170

(1)	Depreciation expenses not specifically recorded in a particular segment have been allocated based on other indirect allocable costs, which management believes is a reasonable method.
(2)	Costs typically consist of acquisition, integration, and disposition related costs.
(3)	A reconciliation of Adjusted EBITDA from discontinued operations is presented below.

AN ITEMIZED RECONCILIATION BETWEEN NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO VIASAT, INC.

AND ADJUSTED EBITDA FROM DISCONTINUED OPERATIONS IS AS FOLLOWS:

(In thousands)

	Twelve months ended March 31, 2024			Twelve months ended March 31, 2023
	Communication Services	Defense and Advanced Technologies	Total	Communication Services	Defense and Advanced Technologies	Total
GAAP net income (loss) from discontinued operations attributable to Viasat, Inc.	$—	$(10,422)	$(10,422)	$—	$1,302,387	$1,302,387
Provision for (benefit from) income taxes	—	(578)	(578)	—	425,156	425,156
Depreciation and amortization	—	—	—	—	6,806	6,806
Stock-based compensation expense	—	—	—	—	2,347	2,347
Acquisition and transaction related expenses (2)	—	—	—	—	7,252	7,252
(Gain) loss on the Link-16 TDL Sale	—	11,000	11,000	—	(1,661,891)	(1,661,891)

Adjusted EBITDA from discontinued operations	$—	$—	$—	$—	$82,057	$82,057